Note 20 - Other Charges	12 Months Ended
Jan. 31, 2021
Notes to Financial Statements
Other Income and Other Expense Disclosure [Text Block]
Note
20
- Other Charges

Other charges are comprised of acquisition-related costs, contingent consideration adjustments and restructuring initiatives which have been undertaken from time to time under various restructuring plans. Acquisition-related costs primarily include advisory services, administrative costs and retention bonuses to employees joining by way of an acquisition, and collectively relate to completed and prospective acquisitions.

The following tables shows the components of other charges as follows:

Year Ended	January 31,	January 31,	January 31,
	2021	2020	2019
Acquisition-related costs	1,981	3,457	3,187
Contingent consideration adjustments	(1,946)	340	591
Restructuring plans	2,300	-	20
	2,335	3,797	3,798

Fiscal
2021
Restructuring Plan

In the
second
quarter of fiscal
2021,
management approved and began to implement a restructuring plan (the “Fiscal
2021
Restructuring Plan”) to reduce operating expenses. To date,
$2.3
million has been recorded within other charges in conjunction with this restructuring plan. These charges are comprised of workforce reduction and the accelerated ROU asset amortization associated with certain office closures. This plan is substantially complete with expected remaining workforce reduction and office closure costs of approximately
$0.1
million.

The following table shows the changes in the restructuring provision for the Fiscal
2021
Restructuring Plan:

	Workforce Reduction	Office Closures	Total
Balance at January 31, 2020	-	-	-
Accruals and adjustments	1,717	583	2,300
Cash draw downs	(1,657)	(583)	(2,240)
Foreign exchange	10	-	10
Balance at January 31, 2021	70	-	70